Exhibit 99.1

REALOGY ANNOUNCES PROPOSED OFFERING OF TWO SERIES OF SENIOR SECURED NOTES

PARSIPPANY, N.J., (January 25, 2012) — Realogy Corporation (the “Company”) announced today that it is proposing to issue approximately $593 million aggregate principal amount of senior secured first lien notes due 2020 (the “First Lien Notes”) and approximately $325 million aggregate principal amount of senior secured notes due 2020 (the “New First and a Half Lien Notes” and, together with the First Lien Notes, the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Each series of Notes will be guaranteed on a senior secured basis by Domus Intermediate Holdings Corp., the Company’s parent, and each domestic subsidiary of the Company that is a guarantor under its senior secured credit facility and certain of its outstanding securities. Each series of Notes will also be guaranteed by Domus Holdings Corp., the Company’s indirect parent, on an unsecured senior subordinated basis. Each series of Notes will be secured by substantially the same collateral as the Company’s existing first lien obligations under its senior secured credit facility. The priority of the collateral liens securing the First Lien Notes will be (i) equal to the collateral liens securing the Company’s first lien obligations under its senior secured credit facility and (ii) senior to the collateral liens securing the Company’s other secured obligations that are not secured by a first priority lien, including the New First and a Half Lien Notes and the Company’s second lien obligations under its senior secured credit facility. The priority of the collateral liens securing the New First and a Half Lien Notes will be (i) junior to the collateral liens securing the Company’s first lien obligations under its senior secured credit facility and the First Lien Notes and (ii) senior to the collateral liens securing the Company’s second lien obligations under its senior secured credit facility.

The Notes will not be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws. The Notes will be offered in the United States only to qualified institutional buyers under Rule 144A of the Securities Act and outside the United States under Regulation S of the Securities Act.

The Company intends to use the net proceeds from the offering of the Notes (without giving effect to the initial purchasers’ discounts and commissions) of approximately $918 million, (i) to prepay $629 million of its first lien term loan borrowings under its senior secured credit facility which are due to mature in October 2013, (ii) to repay all of the $133 million in outstanding borrowings under its non-extended revolving credit facility which is due to mature in April 2013, and (iii) to repay $156 million of the outstanding borrowings under its extended revolving credit facility which is due to mature in April 2016. In conjunction with the repayments described in clauses (ii) and (iii) of $289 million, the Company will be reducing the commitments under its revolving credit facility by a like amount. The proposed offering of the Notes is subject to market and other conditions, and may not occur as described or at all.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Realogy

Realogy Corporation, a global provider of real estate and relocation services, has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Realogy’s brands and business units include Better Homes and Gardens® Real Estate, CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, The Corcoran Group®, ERA®, Sotheby’s International Realty®, NRT LLC, Cartus and Title Resource Group. Collectively, Realogy’s franchise system members operate approximately 14,300 offices with 253,000 sales associates doing business in 100 countries and territories around the world. Realogy is owned by affiliates of Apollo Management, L.P., a subsidiary of Apollo Global Management, LLC, a leading global alternative asset manager.

Forward Looking Statements

Certain statements in this press release constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates” and “plans” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various factors that could cause actual future results and other future events to differ materially from those estimated by management include, but are not limited to: our inability to access capital, including debt refinancing, and/or securitization markets; our substantial amount of outstanding debt; our ability to comply with the affirmative and negative covenants contained in our debt agreements; adverse developments or the absence of sustained improvement in general business, economic and political conditions; adverse developments or the absence of improvement in the residential real estate markets including but not limited to the lack of sustained improvement in the number of home sales and/or further declines in home prices, low levels of consumer confidence, the impact of slow economic growth or future recessions and related high levels of unemployment in the U.S. and abroad, the termination of the federal homebuyer tax credit program, continuing high levels of foreclosures or further disruptions in the foreclosure review process, our geographic and high-end market concentration in particular to our company-owned brokerage operations and reduced availability of mortgage financing or financing availability at rates not sufficiently attractive to homebuyers; the final resolution or outcomes with respect to Cendant’s remaining contingent liabilities; any outbreak or escalation of hostilities on a national, regional or international basis or adverse effects of natural disasters or environmental catastrophes; our failure to enter into or renew franchise agreements, maintain our brands or the inability of franchisees to survive the current real estate cycle; our inability to realize benefits from future acquisitions; and our inability to sustain improvements in our operating efficiency.

Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, and in our other periodic reports filed from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

Investor Relations Contact:

Alicia Swift

(973) 407-4669

alicia.swift@realogy.com

Media Contact:

Mark Panus

(973) 407-7215

mark.panus@realogy.com